UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

_____________________

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2014

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36149	46-3134302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11921 Freedom Drive, Suite 550
Two Fountain Square
Reston, Virginia	20190
(Address of principal executive offices)	(Zip Code)

(202) 800-4333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

On September 30, 2014, Mr. Frederic Cassis notified Global Defense & National Security Systems, Inc. (the “Company”) of his resignation from the board of directors (the “Board”), effective October 1, 2014.

New Director

On October 2, 2014, the Company appointed Vice Admiral (ret.) Robert B. Murrett to the Board, effective immediately. On October 2, 2014, the Board appointed Vice Admiral (ret.) Murrett as a member of the nominating and governance committee.

Item 7.01.	Regulation FD Disclosure.

On October 6, 2014, the Company issued a press release announcing the appointment of Vice Admiral (ret.) Robert B. Murrett as a director of the Company, effective October 2, 2014 and Mr. Frederic Cassis’ resignation, effective October 1, 2014. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 99.1	Global Defense & National Security Systems, Inc. Press Release, dated October 6, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

Date: October 6, 2014	By:	/s/ Frederic Cassis
	Name:	Frederic Cassis
	Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Global Defense & National Security Systems, Inc. Press Release, dated October 6, 2014